Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Income Taxes	(11) Income taxes The Company’s provision for income taxes was $ million and $ for the nine months ended September 30, 2020 and 2019, respectively.

(12) Income taxes

Income taxes

For the years ended December 31, 2018 and 2019, income from continuing operations before taxes consisted primarily of amounts related to U.S. operations, as income associated with the Company’s foreign operations was not material. Income tax expense attributable to income from continuing operations consists of (in thousands):

	2018	2019

Current provision:
Federal	$57	$24
State	12	45

Total current provision	69	69

Deferred provision:
Federal	—	—
State	—	—

Total deferred provision	—	—

Total provision	$69	$69

Tax rate reconciliation

Income tax expense attributable to income from continuing operations was $0.1 million for both of the years ended December 31, 2018 and 2019, respectively, and differed from the amounts computed by applying the U.S. federal statutory income tax rate to loss from continuing operations as a result of the following (in thousands):

	2018	2019
Tax benefit at federal statutory rate	$(4,866)	$(3,829)
State income taxes	(571)	(341)
Foreign rate differential	(2)	21
Research and development credits	(1,900)	(2,312)
Change in unrecognized tax benefits	712	867
Non-deductible stock-based compensation	211	320
Non-deductible permanent expenses	173	20
Other	89	(127)
Change in valuation allowance	6,223	5,450

Provision for income taxes	$69	$69

Significant components of deferred taxes

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2018 and 2019 are presented below (in thousands):

	2018	2019

Deferred tax assets:
Net operating loss carryforwards	$34,682	$38,361
Income tax credit carryforwards	5,175	6,620
Accruals and reserves	1,382	1,369
Deferred revenue	2,294	2,582
Operating lease liability	—	2,050
Stock-based compensation	377	788

Total gross deferred tax assets	43,910	51,770
Less valuation allowance	(40,274)	(45,507)

Net deferred tax assets	3,636	6,263

Deferred tax liabilities:
Contract assets	(156)	(1,213)
Receivables and deferred costs	(3,008)	(2,540)
Operating lease right-of-use asset	—	(1,803)
Prepaid assets	(217)	(337)
Depreciation expense	(255)	(370)

Total gross deferred tax liabilities	(3,636)	(6,263)

Net deferred tax assets	$—	$—

As of December 31, 2019, the Company had federal, California and other state net operating loss carryforwards of $142.9 million, $71.6 million and $49.9 million, respectively. The federal net operating losses incurred before January 1, 2018 and California net operating losses will begin to expire in 2031. The federal net operating losses incurred in 2018 and beyond do not expire. The net operating losses in the other states will begin to expire in 2035. As of December 31, 2019, the Company had credit carryforwards of approximately $6.5 million and $5.7 million available to reduce future taxable income, if any, for federal and California state income tax purposes, respectively. The federal research and development credit carryforwards expire beginning 2031, and California state credits can be carried forward indefinitely.

Management believes that, based on a number of factors, which includes the Company’s historical operating performance and accumulated deficit, it is more likely than not that the deferred tax assets will not be utilized, such that a full valuation allowance has been recorded against the Company’s deferred tax assets. In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. Such assessment is required on a jurisdiction by jurisdiction basis. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible.

The valuation allowance for deferred tax assets consisted of the following activity for the years ended December 31, 2018 and 2019 (in thousands):

	2018	2019
Balance, beginning of year	$33,834	$40,274
Additions to valuation allowance	6,440	5,233

Balance, end of year	$40,274	$45,507

The Company intends to continue maintaining a full valuation allowance on its deferred tax assets until there is sufficient evidence to support the reversal of all or some portion of these allowances.

Utilization of net operating losses and tax credit carryforwards may be limited by ownership change rules, as defined in Section 382 of the Internal Revenue Code (“Section 382”). Similar rules may apply under state tax laws. Events which may cause limitations in the amount of the net operating losses that the Company may use in any one year include, but are not limited to, a cumulative ownership change of more than 50% over a three-year period. The Company has assessed the application of Section 382 during the year ended December 31, 2018, and concluded no limitation currently applies, and the Company will continue to monitor activities in the future. In the event the Company had subsequent changes in ownership, net operating losses and research and development credit carry-overs, which are reserved by the full deferred tax asset valuation allowance, could be limited and may expire unutilized.

During the years ended December 31, 2018 and 2019, the amount of gross unrecognized tax benefits increased by $0.8 million and $1.0 million, respectively. If the total amount of unrecognized tax benefits was recognized, it would not have an impact to the effective tax rate as it would be offset by the reversal of related deferred tax assets which are subject to a full valuation allowance.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for the years ended December 31, 2018 and 2019 is as follows (in thousands):

	2018	2019
Balance, beginning of year	$3,086	$3,875
Increase related to current year tax positions	789	961

Balance, end of year	$3,875	$4,836

The Company recognizes interest and penalties related to uncertain tax positions as part of the income tax provision. To date, such interest and penalties have not been material.

The Company files federal and state income tax returns. To date, the Company has not been subject to any federal or state income tax audits. As of December 31, 2019, all tax years remain open to examination.